UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	February 3, 2009
(February 2, 2009)

TVI CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	0-10449	52-1085536
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7100 Holladay Tyler Road, Glenn Dale, MD 20769

(Address of Principal Executive Offices)

(301) 352-8800

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

As previously reported, TVI Corporation (the “Company”) and its wholly owned subsidiaries, Capa Manufacturing Corp., Safety Tech International, Inc. and Signature Special Event Services, Inc. (formerly TVI Holdings One, Inc.) (collectively with the Company, the “Borrowers”), entered into a Limited Forbearance Agreement dated as of November 20, 2008 (the “Forbearance Agreement”) with Branch Banking and Trust Company (the “Lender”) with respect to the Borrowers’ credit facility with the Lender.  On February 2, 2009, the Company and the other Borrowers entered into an Acknowledgement and Letter Agreement dated as of January 30, 2009 (the “Letter Agreement”) with the Lender with respect to the Forbearance Agreement.

As previously reported, the forbearance period under the Forbearance Agreement would be extended through April 30, 2009 if certain conditions set forth in the Forbearance Agreement are satisfied, including, among other things: (i) the Company’s budget for the period from January 30, 2009 through April 30, 2009 is satisfactory to the Lender; (ii) the Company is current on all interest payments and other payment obligations as required by the Forbearance Agreement; and (iii) no Forbearance Default (as defined in the Forbearance Agreement) exists as of January 31, 2009.  By its terms, the Letter Agreement evidences the concurrence of the Lender and the Borrowers that the conditions for extension of the forbearance period under the Forbearance Agreement have been met, and therefore the forbearance period has been extended until April 30, 2009.

As previously disclosed in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2008, the Company’s borrowing base is calculated by taking (i) 85% of the amount of eligible receivables plus (ii) the lesser of (A) 50% of the amount of eligible inventory, or (B) $4,000,000 (the “Borrowing Base”).  If the aggregate outstanding principal balance of the revolving portion of the credit facility, including the aggregate face amount of any outstanding letters of credit from Lender, is greater than the Borrowing Base, then a “Borrowing Base Deficiency” exists under the credit agreement.  The Forbearance Agreement provides that the Company may carry a Borrowing Base Deficiency not to exceed $3,543,000 (the “Borrowing Base Deficiency Cap”) if the weekly amount that the Company has borrowed beyond the Borrowing Base Deficiency Cap (the “Aggregate Net Negative Variance”) at no time exceeds $177,150 (the “Negative Variance Cap”).

As stated in the Letter Agreement, the Company’s budget for the period from January 1, 2009 through April 30, 2009, submitted to the Lender under the terms of the Forbearance Agreement, projects that the Borrowing Base Deficiency will exceed the Borrowing Base Deficiency Cap during the forbearance period.  Under the terms of the Letter Agreement, the Lender’s acceptance of the Company’s budget for the period from January 1, 2009 through April 30, 2009 was conditioned on the Borrowers’ acknowledgement and agreement that the current provisions of the Forbearance Agreement remain in full force and effect and that the Lender (i) has no obligation to make any advances during the extended Forbearance Period unless all conditions for lending, including the Borrowing Base Deficiency and Negative Variance Cap, have been met, (ii) does not consent to any excess Borrowing Base Deficiency Cap or excess Negative Variance Cap, and (iii) does not waive any Forbearance Default that may result.

In addition, as previously disclosed in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2008, the Forbearance Agreement provides for customary events of default that constitute “Forbearance Defaults” and include, but are not limited to, (a) the Borrowing Base Deficiency exceeds the Borrowing Base Deficiency Cap and continues for a period of two days, (b) the Aggregate Net Variance exceeds the Negative Variance Cap without Lender’s written consent, (c) failure to perform or comply with any of the terms, conditions or provisions of the Forbearance Agreement (and not cured within any applicable grace or cure period), and (d) the occurrence of an event of default under the Credit Facility other than the events of default existing as of November 20, 2008.  Upon the occurrence of any Forbearance Default, without notice or consent of the Company, Lender may limit, suspend or terminate advances, terminate the Forbearance Period, and may enforce any and all rights and remedies available to it under the Forbearance Agreement, Credit Facility and any documents executed and delivered in connection with the Forbearance Agreement.

Under the Letter Agreement, on or before February 6, 2009, the Borrowers are required to: (i) execute and deliver to the Lender the deed of trust, motor vehicle security interest filing documents, assignments of intellectual property and such other related documents previously identified to the Borrowers, (ii) engage the designated consulting firm for the second phase of their consultancy, and (iii) provide the Lender with a timeline for the engagement of an investment banker, all of the foregoing in scope, form and substance satisfactory to the Lender in the exercise of its reasonable discretion.

The foregoing descriptions of the Letter Agreement and the Forbearance Agreement are qualified in their entirety by reference to the Letter Agreement, which is filed as Exhibit 10.1 to this report, and the Forbearance Agreement, which is filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2008.

Safe Harbor Statement

This report contains statements regarding the Company’s financing plans, objectives, expectations, intentions and other statements such as “may,” “could,” “would,” “should,” “believes,” “expects,” “projects,” “anticipates,” “estimates,” “intends,” “plans,” or similar expressions which are “forward-looking statements” as defined under Section 21E of the Securities Exchange Act of 1934, as amended.  These statements are based on the current assumptions and expectations of the Company’s management and are neither promises nor guarantees but involve risks and uncertainties, both known and unknown, that could cause actual results to differ materially from those discussed in the forward-looking statements, including, but not limited to, the results of continued negotiations with the Lender, the actions that may be taken by the Lender and the Company’s other creditors, and the satisfactory resolution of the matters relating to any potential events of default under the Company’s credit facility, the Forbearance Agreement and the Letter Agreement.  These statements are subject to significant risks and uncertainties, including those risk factors detailed in the reports and other documents the Company has on file with the United States Securities and Exchange Commission (the “SEC”), including, but not limited to, the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2008.  The “forward-looking statements” included in this report are made only as of the date on which this report is filed with the SEC, and the Company undertakes no obligation to update the information contained in this report.

Item 7.01               Regulation FD Disclosure.

A copy of the press release announcing the extension of the forbearance period under the Forbearance Agreement is furnished as Exhibit 99.1 to this report.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
10.1

Acknowledgement and Letter Agreement dated as of January 30, 2009 among the Company, Capa Manufacturing Corp., Safety Tech International, Inc. and Signature Special Event Services, Inc. (formerly TVI Holdings One, Inc.) and Branch Banking and Trust Company.

99.1	Press release dated February 3, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TVI Corporation

February 3, 2009	By:	/s/ SHERRI S. VOELKEL
Sherri S. Voelkel
Senior Vice President and Chief Financial Officer